                                                              Exhibit 10.10(iii)

                                  AMENDMENT TWO
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                                       TO
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                              EMPLOYMENT AGREEMENT
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      This AMENDMENT THREE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana mutual insurance company (the "Company") and Caroline S. Matthews (the "Executive") hereby amends the EMPLOYMENT AGREEMENT (the "Agreement") between the parties dates as of the 1st day of April, 1999, as follows:

1. Effective January 1, 2001, Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st of December, 2002.

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT TWO TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Caroline S. Matthews                Anthem Insurance Companies, Inc.


 /s/ Caroline S. Matthews           By:  /s/ Larry C. Glasscock
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                                    Name:   Larry C. Glasscock

                                    Title:   President and CEO